THE ARBITRAGE FUNDS

Arbitrage Fund

Supplement dated July 7, 2020 to the Summary Prospectus of the Arbitrage Fund

(the “Fund”), dated September 30, 2019

The following replaces similar disclosure for the Fund in the “SUMMARY SECTION” under the heading “Fund Fees and Expenses” on page 2:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	2.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%(1)	1.00%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares	Class A Shares
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%	0.25%
Other Expenses	0.64%	0.64%	0.64%	0.64%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.46%	0.46%	0.46%	0.46%
All Remaining Other Expenses	0.18%	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(3)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(4)	1.99%	1.74%	2.74%	1.99%

(1)             This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)             A deferred sales charge of up to 1.00% may be imposed on purchases of $250,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)             Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

(4)             The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the financial highlights because the expense ratios in the Financial Highlights do not reflect Acquired Fund Fees and Expenses.

Please retain this supplement for future reference.